Rule 497(d)


                                    FT 8621
               Cboe Vest Large Cap Deep Buffered Portfolio Series

                          Supplement to the Prospectus

   Notwithstanding anything to the contrary in the Prospectus, the minimum number of Units tendered by broker/dealers to receive an in-kind distribution of Securities shall be 4,584 Units (and in increments of 2,292 Units above such amount), or such other number of Units as determined by the Sponsor which will result in a pro rata distribution of whole shares of Securities.

June 25, 2020